                                 ITEM 24. (B) 13

                                POWER OF ATTORNEY

          I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-64153

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 16, 2009 and remains in effect until revoked or revised.

Signature                               Title      Date
-------------------------------------   --------   ----------------


/s/ John D. DesPrez III                 Director   January 16, 2009
-------------------------------------
John D. DesPrez III

                                POWER OF ATTORNEY

          I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-64153

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 16, 2009 and remains in effect until revoked or revised.

Signature                               Title      Date
-------------------------------------   --------   ----------------


/s/ James R. Boyle                      Director   January 16, 2009
-------------------------------------
James R. Boyle

                                POWER OF ATTORNEY

          I, Jonathan Chiel, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-64153

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 16, 2009 and remains in effect until revoked or revised.

Signature                               Title      Date
-------------------------------------   --------   ----------------


/s/ Jonathan Chiel                      Director   January 16, 2009
-------------------------------------
Jonathan Chiel

                                POWER OF ATTORNEY

          I, Scott S. Hartz, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-64153

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 16, 2009 and remains in effect until revoked or revised.

Signature                               Title      Date
-------------------------------------   --------   ----------------


/s/ Scott S. Hartz                      Director   January 16, 2009
-------------------------------------
Scott S. Hartz

                                POWER OF ATTORNEY

          I, Hugh McHaffie, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-64153

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 16, 2009 and remains in effect until revoked or revised.

Signature                               Title      Date
-------------------------------------   --------   ----------------


/s/ Hugh McHaffie                       Director   January 16, 2009
-------------------------------------
Hugh McHaffie

                                POWER OF ATTORNEY

          I, Lynne Patterson, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-64153

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 16, 2009 and remains in effect until revoked or revised.

Signature                               Title      Date
-------------------------------------   --------   ----------------


/s/ Lynne Patterson                     Director   January 16, 2009
-------------------------------------
Lynne Patterson